Exhibit 99.1

Workhorse Reschedules Third Quarter 2024 Earnings Call
to Tuesday, November 19, 2024 at 10:00 a.m. ET

CINCINNATI, Nov. 13, 2024 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today announced that it has rescheduled its third quarter 2024 earnings conference call to Tuesday, November 19, 2024 at 10:00 a.m. Eastern time (7:00 a.m. Pacific time). Financial results will be issued in a press release prior to the call.

“We look forward to providing an update on the important momentum across Workhorse on November 19,” Workhorse CEO Rick Dauch said. “We’re encouraged by the delivery of 20 trucks during the third quarter, including the initial FedEx order of 15 W56 step vans, as well as the recent purchase orders we’ve received from customers, and the positive conversations we are having with prospective customers. We continue to demonstrate the reliability, durability, and real-world capabilities of our EV trucks. At the same time, we remain laser focused on managing costs across the organization and strengthening our financial position for the future.”

Updated Earnings Call Information

Workhorse management will host a presentation, followed by a question-and-answer period.

Date: Tuesday, November 19, 2024

Time: 10:00 a.m. Eastern time (7:00 a.m. Pacific time)

U.S. dial-in: 877-407-8289

International dial-in: 201-689-8341

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse’s website.

A telephonic replay of the conference call will be available after 1:00 p.m. Eastern time on the same day through November 26, 2024.

Toll-free replay number: 877-660-6853

International replay number: 201-612-7415

Replay ID: 13749999

12b-25 Filing

Workhorse intends to file a Form 12b-25 with the Securities and Exchange Commission (“SEC”) that provides more detail about the delay in the filing of the Company’s Form 10-Q for the third quarter of 2024 and the consequent postponement of the earnings call. The Company also intends to file the Form 10-Q by November 19, 2024.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing ground-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward Looking Statements

The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resources, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Tom Colton and Greg Bradbury

Gateway Group

949-574-3860

WKHS@gateway-grp.com